EXHIBIT - 32.1
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                                  CERTIFICATION


     I, James C. Mavel, the Chairman, Chief Executive Officer and President of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (i) the Annual Report on Form 10-K of the Company for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date     March 30, 2004                  By: /  ss/
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                                             James C. Mavel
                                             Chairman, Chief Executive
                                             Officer and President